                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        FINANCE COMPANY OF PENNSYLVANIA
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

     (3)  Filing party:

        ------------------------------------------------------------------------

     (4)  Date filed:

        ------------------------------------------------------------------------

                      THE FINANCE COMPANY OF PENNSYLVANIA

                       PUBLIC LEDGER BUILDING, SUITE 630
                        150 SOUTH INDEPENDENCE MALL WEST
                        PHILADELPHIA, PENNSYLVANIA 19106
                            TELEPHONE: 215-351-4778

                      ------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 16, 2003

                      ------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Finance Company of Pennsylvania, a Pennsylvania corporation, will be held in the Independence Room of The Downtown Club, Public Ledger Building, 11th Floor, S.W. Corner 6th and Chestnut Streets, Philadelphia, Pennsylvania 19106, on Wednesday, April 16, 2003 at 10:30 A.M., Local Time, for the following purposes:

     1. To elect two directors to hold office for a term of three years and until their successors are duly elected and qualified.

     2. To vote upon ratification of the selection of Deloitte & Touche LLP as auditors of the Company for the period April 16, 2003 to April 21, 2004.

     3. To transact such other business as may properly come before the Meeting or any adjournment thereof; all as set forth in the Proxy Statement accompanying this Notice.

     The stock transfer books of the Company will not be closed but, in lieu thereof, the Board of Directors has fixed the close of business on February 21, 2003, as the record date for the determination of stockholders who will be entitled to notice of, and to vote at, the Meeting.

                                   By order of the Board of Directors,

                                                  DORANNE H. CASE
                                           Assistant Secretary/Treasurer
Dated: March 3, 2003

                      ------------------------------------

     If you do not expect to be present at the Meeting but wish your stock to be voted, please date, fill in and sign the enclosed form of Proxy and mail it in the enclosed stamped envelope. It is important that Proxies be returned promptly.

                      THE FINANCE COMPANY OF PENNSYLVANIA

                       PUBLIC LEDGER BUILDING, SUITE 630
                        150 SOUTH INDEPENDENCE MALL WEST
                        PHILADELPHIA, PENNSYLVANIA 19106
                            TELEPHONE: 215-351-4778

                      ------------------------------------

                                PROXY STATEMENT

                                    FOR THE

                 ANNUAL MEETING OF STOCKHOLDERS, APRIL 16, 2003

                      ------------------------------------

                                  INTRODUCTION

     Purpose. We are furnishing this Proxy Statement in connection with the solicitation of proxies by the Board of Directors of your Company for use at its Annual Meeting of Stockholders. The Meeting will be held in the Independence Room of The Downtown Club, Public Ledger Building, 11th Floor, S.W. Corner Sixth and Chestnut Streets, Philadelphia, Pennsylvania 19106, on April 16, 2003 at 10:30 a.m., Local Time. We first sent this Statement and the enclosed form of Proxy to you on March 3, 2003.

     Annual Report. We will furnish, without charge, a copy of its most recent annual report to any stockholder upon written request to Doranne H. Case at the Company's address or by calling the Company at the telephone number at the top of this page. You may call collect if making a telephone request.

     Proxy Instructions. If you execute and return the enclosed form of Proxy, the shares represented by it will be voted, unless otherwise directed, on all matters that properly come before the meeting for a vote. If you specify on the Proxy, your shares will be voted in accordance with those instructions. If you give no instruction, the shares represented by the Proxy will be voted for management's nominees for directors.

     Abstentions, Withheld Votes and Broker Non-Votes. Proxies marked as abstaining (including proxies containing broker non-votes) will be counted as present for purposes of establishing a quorum. In certain cases where a stockholder fails to return a proxy card for shares of Common Stock held in brokerage accounts, a broker is permitted to submit the proxy card on behalf of the stockholder to cast votes for or against director nominees or independent accountants. A broker non-vote occurs when a broker is prohibited by law from exercising discretionary authority on behalf of the stockholder to vote for or against a proposal. Pursuant to Pennsylvania law, the terms "voting" or "casting a vote" do not include either the act of abstaining or failing to vote. Thus, abstentions and broker non-votes are not counted either in the tally of votes "for" or "against" a director nominee or proposal. A "withheld" vote is the equivalent of an abstention.

     Revocation. You may revoke the Proxy at any time prior to it being voted at the Annual Meeting by notice of revocation given to the Company at or before the Meeting or by the execution of a later-dated Proxy.

     Cumulative Voting. As of February 21, 2003, the Company had outstanding 49,528 shares of Common Stock, each share being entitled to one vote except in the case of election of directors in which event shares may be voted cumulatively, when applicable. Under cumulative voting, a stockholder's total vote (which is the total number of shares held multiplied by the number of each class of directors to be elected) may be cast entirely for one nominee or split between both nominees. To vote cumulatively, you must write the words "cumulate for" followed by the name of the nominee or nominees selected on the line provided under Item 1 of the Proxy. The Board of Directors is also soliciting discretionary authority to cumulate votes.

     Record Date. The close of business on February 21, 2003 has been fixed as the record date for the determination of your right to receive notice of, and to vote at, the Meeting.

     Required Vote. Approval of the matters scheduled to be presented for vote by the stockholders at the Annual Meeting will require a majority of shares present, in person or represented by proxy, at the meeting and entitled to vote thereon.

     Any stockholder proposal to be presented for consideration at the Annual Meeting of Stockholders on April 21, 2004, must be received by the Company, at Public Ledger Building, Suite 630, 150 South Independence Mall West, Philadelphia, Pennsylvania 19106, by November 7, 2003.

                             ELECTION OF DIRECTORS

     The Board is divided into three classes whose members respectively hold office for terms of three years. Two of the classes have two members and the other has one member. The terms of the members of one class expire each year. A class with two members is standing for election at the 2003 Annual Meeting. The management recommends the reelection of Shaun F. O'Malley and Jonathan D. Scott for three year terms ending 2006.

     It is the intention of the persons named in the enclosed Proxy to vote as management recommends for the election of Messrs. O'Malley and Scott, who have respectively consented to continue to serve if elected. Should any or all of them become unable to accept nomination or election (which the management does not expect), it is the intention of the persons named in the enclosed Proxy to vote for the election of such other person as the management may recommend. Information regarding Messrs. O'Malley and Scott and the other directors (including those who are executive officers of the Company) follows:

                              TERM OF                                                              NO. OF SHARES
     NAME ADDRESS(1),       OFFICE AND                                 OTHER DIRECTORSHIPS HELD   BENEFICIALLY(2)
  POSITION(S) HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION(S)      BY DIRECTOR OR NOMINEE       OWNED AND
    THE FUND, AND AGE       TIME SERVED      DURING PAST 5 YEARS             FOR DIRECTOR          DOLLAR RANGE
INTERESTED DIRECTORS(3)

Charles E. Mather III.....    2005        President and Director of   Director of Christiana          170(4)
Director and President      22 years      Mather & Co. (insurance     Bank & Trust Co. and Penn        Over
Age: 68                                   brokers), with which he     Series Funds, Inc.             $100,000
                                          has been associated for
                                          more than five years
Frank A. Wood, Jr.........    2004        Retired (Formerly Vice      Director of Pennsylvania          20
Director and Secretary/     28 years      President, Provident        Warehousing and Safe           $10,001-
Treasurer                                 National Bank)              Deposit Company                 50,000
Age: 82

NON-INTERESTED DIRECTORS
--------------------------

Jonathan D. Scott.........    2003        Senior Vice President,      Director of Pennsylvania          --
Director                    13 years      PNC Bank Corp. with which   Warehousing and Safe
Age: 50                                   he has been associated for  Deposit Company
                                          more than five years
Herbert S. Riband, Jr.....    2004        Of counsel to the law firm  None                              25
Director                     9 years      of Saul, Ewing LLP, with                                   $10,001-
Age: 66                                   which he has been associ-                                   50,000
                                          ated for more than five
                                          years.
Shaun F. O'Malley.........    2003        Retired (Formerly Chair-    Director of The Philadel-         10
Director                     7 years      man, Price Waterhouse       phia Contributionship,          Under
Age: 67                                   World Firm)                 Horace Mann Educators          $10,000
                                                                      Corp., Federal Home Loan
                                                                      Mortgage Corp., and Regu-
                                                                      lus Group LLC

------------------------
    1. The Address of all Directors is Public Ledger Building, Suite 630, 150 South Independence Mall West, Philadelphia, PA 19106.

    2. For purposes of this Proxy Statement, beneficial ownership of shares is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of the shares, regardless of any economic interest therein.

    3. The two interested directors are classified as such because they are executive officers of the Company.

    4. Includes 70 shares of Common Stock of the company owned by Mr. Mather's wife, as to which Mr. Mather disclaims any beneficial interest. Not included in this amount are 27,830 shares of Common Stock of the company held in a trust, as to which Mr. Mather has no power to vote or dispose but in which he has a 1/30th beneficial interest.

     During 2002, all directors attended more than 75 percent of the eleven meetings of the Board.

     The Board has two standing committees: Executive Committee and Audit Committee. The Executive Committee, composed of Messrs. Mather and Wood, meets only under unusual circumstances when the full Board cannot meet, and its authority is thereby limited. The Audit Committee is composed of Messrs. Scott, Riband and O'Malley. This Committee is responsible principally for recommending the Company's independent accountants, reviewing the adequacy of the Company's internal accounting controls and reviewing auditing fees. During the fiscal year ended December 31, 2002, the Executive Committee met once and the Audit Committee met twice. All members of the committees attended each meeting.

     The following table sets forth the number of shares of Common Stock of the Company beneficially owned by all present directors and officers of the Company as a group, as of February 21, 2003:

                                                  SHARES
          TITLE OF CLASS                    BENEFICIALLY OWNED                   PERCENT OF CLASS
              Common                                155                                0.3%

                                  REMUNERATION

     The Company pays each Director who is not a salaried officer an annual fee and a fee for each meeting of the Board and each meeting of the Executive Committee and Audit Committee actually attended. Aggregate remuneration for all officers and directors as a group (7 persons) during the year was $179,850, including $49,450 paid to directors who were not salaried officers of the Company. The Company rented office space from Mr. Mather's employer, Mather & Co., for an annual rent of $6,033. The Board, with Mr. Mather abstaining, approved such rental payments as being in the Company's best interests.

     The aggregate compensation paid by the Company to each of its directors and executive officers who have aggregate compensation in excess of $60,000 for the fiscal year ended December 31, 2002 is set forth in the table below. None of the Company's directors is a director of any other investment company in a "fund complex" with the Company (that is, an investment company that receives investment advisory services from the Company's investment adviser or any affiliated person of the Company's investment adviser). No officer or director is entitled to any benefits upon retirement from the Company, and thus no benefits have been accrued for any of the following persons during the fiscal year:

                                                              AGGREGATE COMPENSATION
                     NAME AND POSITION                           FROM THE COMPANY
Charles E. Mather III                                                $71,000*
Director and President
Frank A. Wood, Jr.                                                   $12,025
Director
Jonathan D. Scott                                                    $12,700**
Director
Herbert S. Riband, Jr.                                               $12,025
Director
Shaun F. O'Malley                                                    $12,700
Director

------------------------
    * Mr. Mather receives no compensation for serving as director of the Company.

    ** Mr. Scott's compensation is paid to his employer.

                              CERTAIN STOCKHOLDERS

     As of February 14, 2003 the following stockholders were owners, having voting and investment power, or sharing voting and investment power, of more than 5% of the capital stock of the Company:

                                  NAME AND ADDRESS
TITLE OF                            OF BENEFICIAL
 CLASS                                  OWNER                                  NO. OF SHARES         PERCENT OF CLASS
Common         PNC Bank, sole trustee of various trusts,                          28,936                  58.42%
                 P.O. Box 7648, Philadelphia, PA 19101

Common         PNC Bank, as co-trustee or adviser/agent of other                   5,607                  11.32%
                 accounts,
                 P.O. Box 7648, Philadelphia, PA 19101

                             THE COMPANY'S AUDITORS

     The firm of Deloitte & Touche, LLP, and its predecessor, has been the Company's auditors for a number of years. At its regular meeting on January 15, 2003, the Board of Directors of the Company, including a majority of those directors who are not interested persons of the Company, once again selected this firm of independent, certified public accountants as auditors of the Company with respect to its operations for the period April 16, 2003 to April 21, 2004.

     Representatives of Deloitte & Touche, LLP are expected to be present at the Meeting to have the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

     Audit Fees. Deloitte & Touche billed the Company $33,500 in connection with its audit activities during 2002. It also billed the Company $12,500 for tax compliance services during the year.

                        THE COMPANY'S INVESTMENT ADVISER

     Cooke & Bieler, L.P., 1700 Market St., Ste. 3222, Philadelphia, PA 19103, serves as the Company's investment adviser.

                                 OTHER MATTERS

     The management knows of no other matters which are likely to be brought before the Meeting. However, if any other matters not now known properly come before the Meeting (including the filling of any unexpected vacancies in the Board), the persons named in the enclosed Proxy, or their substitutes, will vote said Proxy in accordance with their judgment on such matters.

                                    EXPENSES

     The cost of preparing and mailing this Statement and the accompanying Notice of Annual Meeting and Proxy, and any additional material relating to the Meeting, and the cost of soliciting Proxies (estimated to be $3,000.00), will be borne by the Company.

     By Order of the Board of Directors

                                                            DORANNE H. CASE
Dated: March 3, 2003                               Assistant Secretary/Treasurer

                      ------------------------------------

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED STAMPED RETURN ENVELOPE.

                      THE FINANCE COMPANY OF PENNSYLVANIA
            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, APRIL 16, 2003
--------------------------------------------------------------------------------

THE UNDERSIGNED HEREBY APPOINTS FRANK A. WOOD, JR. AND HERBERT S. RIBAND, JR. OR EITHER ONE OF THEM, ACTING SINGLY IN THE ABSENCE OF THE OTHER, WITH FULL POWER OF SUBSTITUTION, THE PROXY OR PROXIES OF THE UNDERSIGNED TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD IN THE INDEPENDENCE ROOM OF THE DOWNTOWN CLUB, PUBLIC LEDGER BUILDING, 11TH FLOOR S.W. CORNER 6TH AND CHESTNUT STREETS, PHILADELPHIA, PENNSYLVANIA 19106, ON WEDNESDAY, APRIL 16, 2003 AT 10:30 A.M., LOCAL TIME, OR ANY ADJOURNMENTS THEREOF, AND, WITH ALL POWERS THE UNDERSIGNED WOULD POSSESS IF PRESENT, TO VOTE UPON THE FOLLOWING MATTERS:

 I  ELECTION OF TWO DIRECTORS:   [ ]  FOR ALL NOMINEES   [ ]  WITHHOLD AUTHORITY TO VOTE
                                  LISTED BELOW            FOR ALL NOMINEES LISTED BELOW

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW)
         (INSTRUCTION: TO CUMULATE VOTES, WRITE THE NAME OF THE NOMINEE
            IN THE SPACE PROVIDED BELOW FOLLOWED BY "CUMULATE FOR")

          ------------------------------------------------------------

               NOMINEES: SHAUN F. O'MALLEY AND JONATHAN D. SCOTT

 II RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE AS AUDITORS FOR THE PERIOD APRIL 16, 2003 TO APRIL 21, 2004
                [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

III  SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS I AND II
--------------------------------------------------------------------------------

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Said Proxies will vote this Proxy in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR ITEMS I AND II. The undersigned hereby acknowledges receipt of the Notice of said Annual Meeting of Stockholders and the related Proxy Statement.

                                                  ------------ Shares

                                          Dated:  -------------------- , 2003

                                             -----------------------------------

                                             -----------------------------------
                                                         (Signature)
                                                  (Signature should be exactly
                                                  as name or names appear on
                                                  this Proxy. If stock is held
                                                  jointly, each holder must
                                                  sign. If signing is by
                                                  attorney, executor,
                                                  administrator, trustee or
                                                  guardian, please give full
                                                  title.)

                                                   PLEASE COMPLETE, DATE,
                                                  SIGN AND RETURN PROMPTLY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS